UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014

Oro East Mining, Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53136
(Commission File Number)

26-2012582
 (IRS Employer Identification No.)

7817 Oakport Street, Suite 205
Oakland, California 94621
 (Address of principal executive offices) (Zip Code)

(510) 638-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers

On September 8, 2014, Rex Yuen, Chief Financial Officer of Oro East Mining, Inc. (“Company”) resigned from his position at the Company. The Company issued a press release on September 8, 2014 announcing Mr. Yuen’s departure. A copy of the press release is furnished as Exhibit 5.1 with this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

5.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oro East Mining, Inc.
(Registrant)

Date: September 8, 2014	By:	/s/ Tian Qing Chen
Name: Tian Qing Chen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

5.1	Press Release